SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




                Date of Report:    September 22, 1998
                                 ------------------------
                            (Date of earliest event reported)




                          THE MANITOWOC COMPANY, INC.
              (Exact name of registrant as specified in its charter)




        Wisconsin                   1-11978         39-0448110
      -----------------         --------------   ----------------
        (State or other           (Commission     (IRS Employer
        jurisdiction of           File Number)    Identification
        incorporation)                                Number)




            500 So. 16th Street, Manitowoc, WI                 54220
        ---------------------------------------------- ---------------
            (Address of principal executive offices)       (Zip Code)


         Registrant's telephone number, including area code (920-684-4410)

          (Former name or former address, if changed since last report)






Item 5.   Other Events
------------------------

On September 22, 1998, The Manitowoc Company, Inc. (the "Company") issued a press release announcing it had signed an agreement to purchase the assets of USTC, Inc., a wholly owned subsidiary of UK-based Powerscreen International PLC.

Located in York, Pennsylvania, USTC builds three proprietary product lines, including boom trucks, rough terrain forklifts, and other types of material-handling equipment. USTC was formed in 1996 when Powerscreen purchased the boom truck product line formerly built by JLG. Presently, the USTC product line includes nine models of boom trucks offering capacities from 10 to 32 tons and tip heights to 170 feet. USTC has approximately 200 employees and had consolidated sales exceeding $30 million for its fiscal year ending
March 31, 1998.

The Company plans to finance the purchase with a combination of short- and long-term debt. The estimated price includes cash in the mid-$40 million range plus the assumption of trade debt. Closing is contingent upon government approval and approval by Powerscreen's shareholders. The transaction is anticipated to close in late October to early November.



Item 7. Financial Statements and Exhibits
--------------------------------------------------------

    (c) Exhibits.

            See the Exhibit Index following the Signature page of this Report, which is incorporated herein by reference.




                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATE:     September 30, 1998

                                        THE MANITOWOC COMPANY, INC.
                                                (Registrant)


                                        By: /s/ Robert R. Friedl
                                           ---------------------------
                                             Robert R. Friedl
                                             Senior Vice President and
                                             Chief Financial Officer






                       THE MANITOWOC COMPANY, INC.

                              EXHIBIT INDEX

                                    TO

                         FORM 8-K CURRENT REPORT

                        Dated September 22, 1998





Exhibit                                                      Filed
  No.            Description                                 Herewith
--------        --------------                             ------------


    20          Press Release dated                               X
                September 22, 1998, announcing
                the agreement to purchase
                the assets of USTC, Inc.

     2          Purchase and Sales Agreement,                     X
                dated as of September 21, 1998,
                for the acquisition of USTC, Inc.
                by The Manitowoc Company, Inc.